UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest reported event): March 5, 2010
Commission File No. 001-34635

POSTROCK ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	27-0981065
(State or other jurisdiction of	(I.R.S. Employer
Incorporation or organization)	Identification No.)
210 Park Avenue, Suite 2750
Oklahoma City, Oklahoma 73102
(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, including Area Code: (405) 600-7704
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 2.01 Completion of Acquisition or Disposition of Assets
Item 5.01 Changes in Control of the Registrant
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics
Item 5.07 Submission of Matters to a Vote of Security Holders
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-3.1
EX-3.2
EX-10.1
EX-10.2
EX-10.3
EX-10.4
EX-10.5
EX-10.6
EX-10.7
EX-10.8
EX-10.9
EX-10.10
EX-10.11
EX-10.12
EX-10.13
EX-10.14

Item 1.01	Entry into a Material Definitive Agreement.
Registration Rights Agreement
     As described below in Item 2.01, the transactions contemplated by the Agreement and Plan of Merger, dated as of July 2, 2009 and amended as of October 2, 2009 (the “merger agreement”) among PostRock Energy Corporation (“PostRock”), Quest Resource Corporation (now known as PostRock Energy Services Corporation) (“QRCP”), Quest Energy Partners, L.P. (now known as PostRock MidContinent Production, LLC) (“QELP”), Quest Midstream Partners, L.P. (now known as PostRock Midstream, LLC) (“QMLP”), Quest Midstream GP, LLC (“QMGP”), Quest Energy GP, LLC (“QEGP”) and other parties thereto, pursuant to which QRCP, QELP and QMLP agreed to recombine as PostRock’s wholly owned subsidiaries through a series of mergers and entity conversions (the “recombination”), closed on March 5, 2010. In connection with the closing and as required by the merger agreement, PostRock granted to certain former QMLP unitholders registration rights under a registration rights agreement executed on March 5, 2010. The registration rights agreement requires PostRock to file a resale registration statement to register the shares of PostRock common stock that were received by such QMLP unitholders in the recombination if, at any time on or after the date that is 90 days after the closing date of the recombination, any such QMLP unitholders make a written request to PostRock for registration of their shares. Under the registration rights agreement, PostRock is required to use its commercially reasonable efforts to cause such resale registration statement to become effective within 210 days after its initial filing.
     The registration rights agreement is further described on page 134 of the definitive joint proxy statement/prospectus dated February 5, 2010 and filed with the SEC on February 8, 2010 (the “Joint Proxy Statement/Prospectus”) that forms a part of the Registration Statement of PostRock on Form S-4 (Registration No. 333-162366) as declared effective on February 5, 2010 (the “Registration Statement), which description is incorporated by reference herein. Please read the entire registration rights agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K, for additional information.
Credit Agreement Guarantees and Releases
     QRC Credit Agreement
     On December 17, 2009, QRCP entered into a Second Amendment to Second Amended and Restated Credit Agreement (the “QRC Second Amendment”) in connection with the Second Amended and Restated Credit Agreement (the “QRC Credit Agreement”) dated as of September 11, 2009 among QRCP, Royal Bank of Canada (“RBC”) and the lenders party thereto, as amended. The QRC Second Amendment is among QRCP, as borrower, QRCP’s wholly-owned subsidiaries that have guaranteed the QRC Credit Agreement, and RBC, as administrative agent, collateral agent and a lender.
     The QRC Second Amendment provided for QRCP to guarantee the credit facilities of QELP and QMLP after the recombination and to pledge its equity interests in QELP and QMLP to secure QRCP’s guarantees. Simultaneous with the closing of the recombination, QRCP entered into a Second Amendment to Pledge and Security Agreement, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K, which removed the QMLP and QELP equity interests as collateral under such agreement.
     Upon closing of the recombination, the security interest in QRCP’s equity interests in QELP and QMLP pledged to secure the QRC Credit Agreement was released in order to permit QRCP to pledge such equity interests to secure its guarantee of the credit facilities of QELP and QMLP, respectively. A copy of the release with respect to QRCP’s equity interest in QMLP and QMGP is filed as Exhibit 10.3 to this Current Report on Form 8-K, and a copy of the release with respect to QRCP’s equity interest in QELP and QEGP is filed as Exhibit 10.4 to this Current Report on Form 8-K.
     Quest Cherokee Credit Agreement
     On December 17, 2009, Quest Cherokee, LLC (“Quest Cherokee”), QELP, Quest Cherokee Oilfield Service, LLC (“QCOS”) and STP Newco, Inc. (“STP”) entered into a Fifth Amendment to Amended and Restated Credit Agreement (the “Quest Cherokee Fifth Amendment”) in connection with the Amended and Restated Credit Agreement (the “Quest Cherokee Credit Agreement”) dated as of November 15, 2007 among Quest Cherokee, QELP, RBC, KeyBank National Association (“KeyBank”) and the lenders party thereto, as amended.
     The Quest Cherokee Fifth Amendment provided for QRCP and PostRock to guarantee QELP’s obligations under the Quest Cherokee Credit Agreement after the recombination and for QRCP to pledge its equity interest in QELP to secure its guarantee. Simultaneous with the closing of the recombination (i) QRCP entered into a First Lien Senior Pledge and Security Agreement and (ii) PostRock and QRCP entered into a Guaranty, copies of which are filed as Exhibits 10.5 and 10.6, respectively, to this Current Report on Form 8-K.
     QELP Second Lien Loan Agreement
     On December 17, 2009, Quest Cherokee, QELP, QCOS and STP entered into an Eighth Amendment to Second Lien Senior Term Loan Agreement (the “Second Lien Eighth Amendment”) in connection with the Second Lien Senior Term Loan Agreement (the “Second Lien Loan Agreement”) dated as of July 11, 2008 among Quest Cherokee, Quest Energy, RBC, KeyBank, Société Générale and the lenders party thereto, as amended.
     The Second Lien Eighth Amendment provided for QRCP and PostRock to guarantee on a subordinated basis QELP’s obligations under the Second Lien Loan Agreement after the recombination and for QRCP to pledge on a second lien basis its equity interest in QELP to secure its guarantee. Simultaneous with the closing of the recombination (i) QRCP entered into a Second Lien Senior Pledge and Security Agreement and (ii) PostRock and QRCP entered into a Guaranty, copies of which are filed as Exhibits 10.7 and 10.8, respectively, to this Current Report on Form 8-K.
     QMLP Credit Agreement
     On December 17, 2009, QMLP, Bluestem Pipeline, LLC (“Bluestem”), and QMLP’s wholly-owned subsidiaries entered into a Third Amendment to Amended and Restated Credit Agreement (the “Quest Midstream Third Amendment”) in connection with the Amended and Restated Credit Agreement (the “QMLP Credit Agreement”) dated as of November 1, 2007 among QMLP, Bluestem, QMLP’s wholly-owned subsidiaries that have guaranteed the QMLP Credit Agreement, RBC and the lenders party thereto, as amended.
     The Quest Midstream Third Amendment provided for QRCP and PostRock to guarantee the borrowers’ obligations under the QMLP Credit Agreement after the recombination and for QRCP to pledge its equity interest in QMLP to secure its guarantee. Simultaneous with the closing of the recombination (i) QRCP entered into a Pledge and Security Agreement and (ii) PostRock and QRCP entered into a Guaranty, copies of which are filed as Exhibits 10.9 and 10.10, respectively, to this Current Report on Form 8-K.

Item 2.01	Completion of Acquisition or Disposition of Assets.
     The recombination closed on March 5, 2010. In connection with the closing of the recombination, the following transactions occurred:
     • Quest Resource Acquisition Corp., a wholly owned subsidiary of PostRock, merged with and into QRCP (the “QRCP merger”), with QRCP surviving. In the QRCP merger, each share of QRCP common stock was converted into the right to receive 0.0575 shares of PostRock common stock.
     • Quest Energy Acquisition, LLC, a wholly owned subsidiary of QRCP, merged with and into QELP (the “QELP merger”), with QELP surviving. In the QELP merger, each QELP common unit (other than units held by QRCP) was converted into the right to receive 0.2859 shares of PostRock common stock.
     • QMLP merged with and into Quest Midstream Acquisition, LLC (“QMLP merger sub”), a wholly owned subsidiary of QRCP (the “QMLP merger”), with QMLP merger sub surviving. In the QMLP merger, each QMLP common unit was converted into the right to receive 0.4033 shares of PostRock common stock, and the general partner interests in QMLP were converted into shares of PostRock common stock equal to approximately 0.14% of the PostRock common stock issued in the recombination.
     Following the QELP merger, QELP, as a wholly owned subsidiary of QRCP, converted into a Delaware limited liability company. In the conversion, the general partner interests in QELP were cancelled for no consideration. QEGP then merged with and into that limited liability company. In addition, following the QMLP merger, QMGP merged with and into the surviving entity of the QMLP merger. In that merger, each holder of QMGP units other than QRCP received their pro rata portion of the shares of PostRock common stock receivable by QMGP in the QMLP merger described above.
     Immediately upon completion of the recombination, PostRock’s equity was owned approximately 44% by former QMLP common unitholders, approximately 33% by former QELP common unitholders (other than QRCP), and approximately 23% by former QRCP stockholders.
     The issuance of PostRock’s common stock in the recombination was registered under the Securities Act of 1933, as amended, pursuant to the Registration Statement. The Joint Proxy Statement/Prospectus contains additional information about the recombination and the other transactions contemplated by the merger agreement, including information concerning the interests of directors, executive officers and affiliates of QRCP, QELP and QMLP in the recombination.
     PostRock’s common stock began trading on the Nasdaq Global Market under the symbol “PSTR” on March 8, 2010.
     Each of QRCP common stock and QELP common units was registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and listed on the Nasdaq Global Market, and both the QRCP common stock and QELP common units have been delisted from the Nasdaq Global Market. Each of QRCP and QELP expects to file a Form 15 with the SEC to terminate the registration under Sections 12(g) and 15(d) of the Exchange Act of the QRCP common stock and QELP common units, respectively.

Item 5.01	Changes in Control of the Registrant.
     Upon the completion of the recombination on March 5, 2010 as further described above under Item 2.01, a change of control of PostRock occurred. Immediately prior to the recombination, QRCP owned all of the issued and outstanding equity interests in PostRock. Upon completion of the recombination, pursuant to the terms and conditions of the merger agreement, the former QRCP stockholders, the former QELP common unitholders (other than QRCP), the former QMLP common unitholders and the former QMGP unitholders (other than QRCP) became the stockholders of PostRock in accordance with the share and unit exchange provisions and ratios set forth in the merger agreement. In addition, immediately following the recombination, the PostRock common stock held by QRCP was cancelled for no consideration. As a result of the recombination, each of QRCP, QELP and QMLP became a wholly owned subsidiary of PostRock.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     In connection with the closing of the recombination, PostRock entered into assignment and amendment agreements with each of David C. Lawler, Eddie M. LeBlanc, III, Jack Collins and Richard Marlin, pursuant to which PostRock assumed all of the obligations under the respective officers’ employment agreements with QRCP. All other material terms of the employment agreements remain the same.
     Copies of the assignment and amendment agreements with David C. Lawler, Eddie M. LeBlanc, III, Jack Collins and Richard Marlin are filed as Exhibits 10.11, 10.12, 10.13 and 10.14, respectively, to this Current Report on Form 8-K.
     Effective as of the closing of the recombination, PostRock appointed the persons named on page 204 of the Joint Proxy Statement/Prospectus as executive officers and directors of PostRock, as applicable. The information with respect to such persons set forth under the caption “Management of PostRock” and elsewhere in the Joint Proxy Statement/Prospectus is incorporated by reference herein. J. Philip McCormick (Chair), Daniel Spears and Mark A. Stansberry have been appointed to the Audit Committee of the Board of Directors. William H. Damon III (Chair), Gary M. Pittman and Gabriel Hammond have been appointed to the Compensation Committee of the Board of Directors. Duke R. Ligon, Gary M. Pittman, Jon H. Rateau and Daniel Spears (Chair) have been appointed to the Nominating and Corporate Governance Committee of the Board of Directors.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     In connection with the closing of the recombination, PostRock amended and restated in their entirety its certificate of incorporation and bylaws substantially in the forms attached as Exhibits 2.2.1 and 2.2.2 to the merger agreement and included in the Joint Proxy Statement/Prospectus. The description of the restated certificate of incorporation and bylaws that was contained under the captions “Comparison of Unitholder or Stockholder Rights” and “Description of PostRock Capital Stock” in the Joint Proxy Statement/Prospectus is incorporated herein by reference. PostRock’s restated certificate of incorporation and bylaws are attached as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K.

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.
     In connection with the closing of the recombination, PostRock adopted a Code of Business Conduct and Ethics applicable to its principal executive officer, principal financial officer and principal accounting officer. The code of ethics describes the types of transactions that may be subject to the review, approval or ratification of the Audit Committee or the chief compliance officer. Any waiver of any provision of the code of ethics for a member of PostRock’s Board of Directors, an executive officer, or a senior financial or accounting officer must be approved by the Audit Committee, and any such waiver will be promptly disclosed as required by law or NASDAQ rule. A copy of the code of ethics is available on PostRock’s website at www.pstr.com under the heading Corporate Governance.

Item 5.07	Submission of Matters to a Vote of Security Holders.
     By unanimous written consent in lieu of a special meeting executed on March 5, 2010, QRCP, as sole stockholder of PostRock, (1) approved and adopted the restated certificate of incorporation and the PostRock Energy Corporation 2010 Long-Term Incentive Plan and (2) approved the election or appointment of, or the continuing service of, the following persons to serve as directors of PostRock as of the closing of the recombination: David C. Lawler, William H. Damon III, Jon H. Rateau, Gary M. Pittman, Mark A. Stansberry, J. Philip McCormick, Daniel Spears, Duke R. Ligon and Gabriel Hammond.

Item 9.01	Financial Statements and Exhibits.
(a)	Financial Statements.
     The financial statements required by this item, if any, will be filed by amendment to this report within 71 calendar days after the date of this report.
(b)	Pro Forma Information.
     Pro forma financial information required by this item, if any, will be filed by amendment to this report within 71 calendar days after the date of this report.
(d)	Exhibits.
3.1	Restated Certificate of Incorporation of PostRock.

3.2	Bylaws of PostRock (as amended as of March 5, 2010).

10.1	Registration Rights Agreement dated March 5, 2010, between PostRock Energy Corporation, Alerian Opportunity Partners IV, LP, Alerian Opportunity Partners IX, L.P., Alerian Focus Partners, LP, Alerian Capital Partners, LP, Swank MLP Convergence Fund, LP, Swank Investment Partners, LP, The Cushing MLP Opportunity Fund I, LP, The Cushing GP Strategies Fund, LP, Bel Air MLP Energy Infrastructure Fund, LP, Tortoise Capital Resources Corporation and Tortoise North American Energy Corporation.

10.2	Second Amendment to Pledge and Security Agreement dated March 5, 2010, by PostRock Energy Services Corporation (formerly known as Quest Resource Corporation) for the benefit of Royal Bank of Canada.

10.3	Release Agreement dated March 5, 2010, by Royal Bank of Canada in favor of Quest Resource Corporation.

10.4	Release Agreement dated March 5, 2010, by Royal Bank of Canada in favor of Quest Resource Corporation.

10.5	First Lien Senior Pledge and Security Agreement dated March 5, 2010, by PostRock Energy Services Corporation (formerly known as Quest Resource Corporation) for the benefit of Royal Bank of Canada.

10.6	Guaranty dated March 5, 2010, by PostRock Energy Corporation and PostRock Energy Services Corporation (formerly known as Quest Resource Corporation) for the benefit of Royal Bank of Canada.

10.7	Second Lien Senior Pledge and Security Agreement dated March 5, 2010, by PostRock Energy Services Corporation (formerly known as Quest Resource Corporation) for the benefit of Royal Bank of Canada.

10.8	Guaranty dated March 5, 2010, by PostRock Energy Corporation and PostRock Energy Services Corporation (formerly known as Quest Resource Corporation) for the benefit of Royal Bank of Canada.

10.9	Pledge and Security Agreement dated March 5, 2010, by PostRock Energy Services Corporation (formerly known as Quest Resource Corporation) for the benefit of Royal Bank of Canada.

10.10	Guaranty dated March 5, 2010, by PostRock Energy Corporation and PostRock Energy Services Corporation (formerly known as Quest Resource Corporation) for the benefit of Royal Bank of Canada.

10.11	Assignment and Amendment Agreement dated March 5, 2010, between PostRock Energy Corporation, Quest Resource Corporation and David C. Lawler.

10.12	Assignment and Amendment Agreement dated March 5, 2010, between PostRock Energy Corporation, Quest Resource Corporation and Eddie M. LeBlanc, III.

10.13	Assignment and Amendment Agreement dated March 5, 2010, between PostRock Energy Corporation, Quest Resource Corporation and Jack Collins.

10.14	Assignment and Amendment Agreement dated March 5, 2010, between PostRock Energy Corporation, Quest Resource Corporation and Richard Marlin.

     PLEASE NOTE: Pursuant to the rules and regulations of the SEC, we have filed the agreements referenced above as exhibits to this Current Report on Form 8-K. The agreements have been filed to provide investors with information regarding their respective terms. The agreements are not intended to provide any other factual information about PostRock or its business or operations. In particular, the assertions embodied in any representations, warranties and covenants contained in the agreements may be subject to qualifications with respect to knowledge and materiality different from those applicable to investors and may be qualified by information in confidential disclosure schedules not included with the exhibits. These disclosure schedules may contain information that modifies, qualifies and creates exceptions to the representations, warranties and covenants set forth in the agreements. Moreover, certain representations, warranties and covenants in the agreements may have been used for the purpose of allocating risk between the parties, rather than establishing matters as facts. In addition, information concerning the subject matter of the representations, warranties and covenants may have changed after the date of the respective agreement, which subsequent information may or may not be fully reflected in our public disclosures. Accordingly, investors should not rely on the representations, warranties and covenants in the agreements as characterizations of the actual state of facts about PostRock or its business or operations on the date hereof.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POSTROCK ENERGY CORPORATION
	By:	/S/ Eddie M. LeBlanc, III
Eddie M. LeBlanc, III
Date: March 9, 2010		Chief Financial Officer

EXHIBIT INDEX

No.	Description

3.1	Restated Certificate of Incorporation of PostRock

3.2	Bylaws of PostRock (as amended as of March 5, 2010)

10.1	Registration Rights Agreement dated March 5, 2010, between PostRock Energy Corporation, Alerian Opportunity Partners IV, LP, Alerian Opportunity Partners IX, L.P., Alerian Focus Partners, LP, Alerian Capital Partners, LP, Swank MLP Convergence Fund, LP, Swank Investment Partners, LP, The Cushing MLP Opportunity Fund I, LP, The Cushing GP Strategies Fund, LP, Bel Air MLP Energy Infrastructure Fund, LP, Tortoise Capital Resources Corporation and Tortoise North American Energy Corporation.

10.2	Second Amendment to Pledge and Security Agreement dated March 5, 2010, by PostRock Energy Services Corporation (formerly known as Quest Resource Corporation) for the benefit of Royal Bank of Canada.

10.3	Release Agreement (QMLP and QMGP Equity Lien Release) dated March 5, 2010, by Royal Bank of Canada in favor of Quest Resource Corporation.

10.4	Release Agreement (QELP and QEGP Equity Lien Release) dated March 5, 2010, by Royal Bank of Canada in favor of Quest Resource Corporation.

10.5	First Lien Senior Pledge and Security Agreement dated March 5, 2010, by PostRock Energy Services Corporation (formerly known as Quest Resource Corporation) for the benefit of Royal Bank of Canada.

10.6	Guaranty dated March 5, 2010, by PostRock Energy Corporation and PostRock Energy Services Corporation (formerly known as Quest Resource Corporation) for the benefit of Royal Bank of Canada.

10.7	Second Lien Senior Pledge and Security Agreement dated March 5, 2010, by PostRock Energy Services Corporation (formerly known as Quest Resource Corporation) for the benefit of Royal Bank of Canada.

10.8	Guaranty dated March 5, 2010, by PostRock Energy Corporation and PostRock Energy Services Corporation (formerly known as Quest Resource Corporation) for the benefit of Royal Bank of Canada.

10.9	Pledge and Security Agreement dated March 5, 2010, by PostRock Energy Services Corporation (formerly known as Quest Resource Corporation) for the benefit of Royal Bank of Canada.

10.10	Guaranty dated March 5, 2010, by PostRock Energy Corporation and PostRock Energy Services Corporation (formerly known as Quest Resource Corporation) for the benefit of Royal Bank of Canada.

10.11	Assignment and Amendment Agreement dated March 5, 2010, between PostRock Energy Corporation, Quest Resource Corporation and David C. Lawler.

No.	Description

10.12	Assignment and Amendment Agreement dated March 5, 2010, between PostRock Energy Corporation, Quest Resource Corporation and Eddie M. LeBlanc, III.

10.13	Assignment and Amendment Agreement dated March 5, 2010, between PostRock Energy Corporation, Quest Resource Corporation and Jack Collins.

10.14	Assignment and Amendment Agreement dated March 5, 2010, between PostRock Energy Corporation, Quest Resource Corporation and Richard Marlin.